U.S. Securities and Exchange Commission
                      Washington D.C. 20549

                             Form 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)     December 15, 2000


                       THE BANC STOCK GROUP, INC.
         (Exact name of registrant as specified in its charter)


            FLORIDA                000-24498           65-0190407
(State or other jurisdiction      (Commission         (IRS Employer
of incorporation)                  File Number)        Identification No.)

             1105 SCHROCK ROAD, COLUMBUS, OHIO  43229
             (Address of principal executive offices)

Registrant's telephone number, including area code   (614) 848-5100

ITEM 8.   Change in Fiscal Year

Pursuant to approval by the Internal Revenue Service on December 15, 2000, to change the tax year of The Banc Stock Group, Inc., (the Company) and a resolution adopted by the Company's Board of Directors on August 10, 2000, subject to such IRS approval, the Company changed its fiscal year-end to December 31 from the last day of February. The Company intends to file a Form 10-QSB quarterly report for the fiscal quarter ended November 30, 2000, and a Form 10-KSB transition report for the ten-month transition period from March 1, 2000, through December 31, 2000.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                   THE BANC STOCK GROUP, INC.
                           (Registrant)


Date     December 19, 2000    /S/ Roderick H. Dillon, Jr.
                              Roderick H. Dillon, Jr.
                              President

Date     December 19, 2000    /S/ Jeffrey C. Barton
                              Jeffrey C. Barton
                              Chief Financial Officer
                              (chief financial and chief accounting officer)